BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 3, 2012 to the
Prospectus of each Fund

This Supplement replaces and supersedes in its entirety the Supplement dated July 17, 2012 to the Prospectus of each Fund.

Effective immediately, the following changes are made to each Fund’s Prospectus:

The first paragraph under the section entitled “Details about the Share Classes — Institutional Shares” is deleted in its entirety and replaced with the following:

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received by the Fund, meets the minimum investment requirement or if they are investing funds previously invested in other specified BlackRock products that are no longer being offered.

Shareholders should retain this Supplement for future reference.

PRO-MUNI-0712SUPR